SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 20, 2004
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                          Indian River Banking Company
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             (Exact name of registrant as specified in its charter)

                Florida                                  59-2931518
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    (State or other jurisdiction of         (I.R.S. Employer Identification No.)
    incorporation or organization)

     958 20th Place, Vero Beach, FL                        32960
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(Address of principal executive offices)                 (Zip Code)


        Registrant's telephone number, including area code: 772.569.9200
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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
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(a) Exhibits:

Exhibit No.               Description
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99.1                      Press Release

Item 9. Regulation FD Disclosure.
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Item 12.  Results of Operations and Financial Condition.
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         On January 20, 2004, Indian River Banking Company issued the press release attached as Exhibit 99.1.


                                   Signatures


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             INDIAN RIVER BANKING COMPANY

                                             By: /s/ Paul A. Beindorf
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                                                 Paul A. Beindorf, President


Dated: January 20, 2004